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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

NEENAH PAPER, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3460 Preston Ridge Road Alpharetta, Georgia 30005 (Address of principal executive offices, including zip code)
(678) 566-6500 (Registrant's telephone number, including area code)
Not applicable (Former name or address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01    Entry into a Material Definitive Agreement

        The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into Item 1.01 of this Current Report on Form 8-K.

Item 2.03    Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On November 18, 2004, Neenah Paper, Inc. (the "Company") priced a private offering of $225 million of 7 3/8% Senior Notes due 2014 (the "Senior Notes") in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended, in connection with its spin-off from Kimberly-Clark Corporation. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        Concurrent with the pricing of the Senior Notes, the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the initial purchasers, entered into a Purchase Agreement, dated November 18, 2004. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

        Certain information regarding us and our business that has not been previously publicly reported is disclosed in the final offering memorandum for the Senior Notes, dated November 18, 2004. These disclosures are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are being furnished to comply with Regulation FD. The information disclosed in this Current Report on Form 8-K is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits

  (c)
  Exhibits:

Exhibit No.	Description of Exhibit
10.1	Purchase Agreement dated November 18, 2004, by and among Neenah Paper, Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co., and J.P.Morgan Securities Inc. as Representatives of the Initial Purchasers.
99.1	Press Release dated November 18, 2004.
99.2	The section of the final offering memorandum entitled "Summary—Summary Historical and Pro Forma Financial and Other Data."
99.3	The section of the final offering memorandum entitled "Capitalization."

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)
Date: November 19, 2004	/s/ BONNIE C. LIND Bonnie C. Lind Vice President, Chief Financial Officer and Treasurer

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURE